UNITED STATES

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2008

DIGITAL NETWORK ALLIANCE INTERNATIONAL, INC.

 (Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-50002 (Commission File No.)	52-2175896 (IRS Employer Identification No.)

Unit 1101, 11/F

Shanghai Industrial Investment Building

48 - 62 Hennessy Road

Wanchai, Hong Kong

(Address of principal executive offices)

852-3104-9012

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 23, 2008, we entered into an Agreement for Share Exchange with Linking Target Limited, a British Virgin Islands corporation (“LTL”) and the shareholders of the LTL, pursuant to which we agreed to issue a total of 48,399,997 shares of our common stock in exchange for 1 share of LTL, representing 100% of the issued and outstanding common stock of LTL.  A copy of the Agreement for Share Exchange is attached to this report as an Exhibit.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On September 23, 2008, we entered into an Agreement for Share Exchange with Linking Target Limited, a British Virgin Islands corporation (“LTL”), and the individual shareholder of LTL, pursuant to which we acquired 1 share of LTL, representing 100% of its issued and outstanding common stock, in exchange for the issuance of 48,399,997 shares of our common stock.  As a result of completion of the share exchange transaction, LTL became our wholly-owned subsidiary.

LTL was founded in British Virgin Islands on January 23, 2008.  On August 1, 2008, LTL entered into an Exclusive Cooperation Agreement (the “Agreement ”) with China Construction Guaranty, Inc., a corporation incorporated in the People’s Republic of China which is engaged in the business of the construction and employees guaranty (“CCG ”), pursuant to which the parties have agreed, among other things, that LTL will provide various services to CCG, including consulting services, training services, human resources for business development and other related services.

Prior to completion of the share exchange transaction, we had 11,600,003 shares of common stock issued and outstanding.  Following completion of the share exchange transaction, we had 60,000,000 shares issued and outstanding, of which 11,600,003 or approximately 19.33%, are owned by persons who were previously our shareholders.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On September 23, 2008, we issued 48,399,997 shares of its common stock in a share exchange transaction which was not registered under the Securities Act of 1933.  The shares were issued to the shareholder of Linking Target Limited, a British Virgin Islands corporation (“LTL”), in exchange for 1 share of LTL, representing 100% of the issued and outstanding stock of LTL.  The shares were issued in reliance upon applicable exemptions from registration under Section 4(2) of the Securities Act of 1933, and in reliance upon exemptions from registration for transactions which constitute “offshore transactions” as defined in Regulation S under the Securities Act of 1933.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

There was a change in control of the Registrant on September 23, 2008 as a result of closing under the Agreement for Share Exchange as described in Item 2.01 hereof.

Following the closing under the Agreement for Share Exchange, Ms. Chong Wai Lan will acquire 48,399,997 shares of our common stock.  Ms. Chong Wai Lan will then transfer the entire 48,399,997 shares to certain persons by way of irrevocable stock power immediately on September 24, 2008.

The following table sets forth, as of September 24, 2008, immediately following the transfer of shares from Ms. Chong Wai Lan by way of irrevocable stock power, the stock ownership of each expected executive officer of our Company, of all the expected executive officers and directors of our Company as a group, and of each person known by our Company to be a beneficial owner of 10% or more of its common stock.

Name and Address	Number of Shares Beneficially Owned	Percent of Class
Beiquan Ling(1) 9WN LnBan Office Building Hong Li Xi Road, Futian District, Shenzhen P.R.C.	12,000,000	20.00%
Zhiqun Li(1) 9WN LnBan Office Building Hong Li Xi Road, Futian District, Shenzhen P.R.C.	11,000,000	18.33%
Guokang Tu(1) 9WN LnBan Office Building Hong Li Xi Road, Futian District, Shenzhen P.R.C.	6,600,000	11.00%
Mengyou Tong(1)	1,000,000	1.67%
9WN LnBan Office Building Hong Li Xi Road, Futian District, Shenzhen P.R.C.
All Officers and Directors as a Group (4 in number)	30,600,000	51.00%

(1) The person named is an officer, a director or both.

The Registrant was not a shell company immediately before the change in control.

5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

There was no departure of directors or principal officers at the time of closing under the Agreement for Share Exchange.  There was neither election of directors nor appointment of principal officers at the same time.

PRINCIPAL SHARE OWNERSHIP

The following table sets forth, as of September 23, 2008, (immediately following the Exchange), stock ownership of each executive officer and director, of all executive officers and directors of our Company, as a group, and of each person known by our Company  to be a beneficial owner of 5% or more of its Common Stock.  Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares.  No person listed below has any options, warrant or other right to acquire additional securities of the Company except as may be otherwise noted.

Name and Address	Number of Shares Beneficially Owned	Percent of Class
Terence Yap Wing Khai(1) 1/F Xiu Ping Commercial Building 104 Jervois Sheung Wan Hong Kong	1,076,462	1.79%
Chan Chi Fai(1) Flat E 40/F Block 8 Riviera Gardens Tsuen Wan NT Hong Kong	1,162,643	1.94%
Eppie Wong Yuk Ping(1) 1/F Xiu Ping Commercial Building 104 Jervois Sheung Wan Hong Kong	254	0.0004%
Michael Yap Chee Keong(1) 1/F Xiu Ping Commercial Building 104 Jervois Sheung Wan Hong Kong	922,777	1.54%

Chong Wai Lan Unit B1 9/F Loyong Court Commercial Building, 212-220 Lockhart Road Wanchai Hong Kong	48,399,997	80.67%
Cai Jun Yu Room D604, Meijia Square Hua Qiao Cheng Nanshan District, Shenhen City Guangdong Province, P.R.C.	3,330,000	5.55%

 All Officers and Directors as a Group (4 in number)                 3,162,136                           9.00%

(1) The person named is an officer, director, or both.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)

The financial statements of the business acquired and the pro forma consolidated financial statements required to be filed pursuant to Item 9.01 are not included in this initial report on Form 8-K.  The required financial statements will be filed not later than December 9, 2008,  which is 71 calendar days after the due date of this initial report on Form 8-K.

(b)

The following exhibits are filed as part of this Current Report on Form 8-K

2.2

Agreement for Share Exchange dated September 23, 2008, by and between Digital Network Alliance International, Inc., Linking Target Limited, a British Virgin Islands corporation, (LTL) and the Shareholder of LTL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL NETWORK ALLIANCE INTERNATIONAL, INC.

Date: September 26, 2008

/s/ Chan Chi Fai

By: Chan Chi Fai

Its: President and Chief Operations Officer